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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 9, 2002



                                 EUROTECH, LTD.
             (Exact name of registrant as specified in its charter)


   DISTRICT OF COLUMBIA                000-22129                  33-0662435
   --------------------                ---------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                          10306 EATON PLACE, SUITE 220
                             FAIRFAX, VIRGINIA 22030
                            ------------------------
               (Address of principal executive offices) (Zip Code)



                                 (703) 352-4399
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 4.           CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective as of September 9, 2002, Eurotech, Ltd. (the "Company") as a result of the recent merger of several of the Partners of Grassi & Co., CPA's P.C. into Marcum & Kliegman, LLP, dismissed Grassi & Co., CPA's P.C., and engaged Marcum & Kliegman, LLP as its independent accountant. The decision to change accountants was approved by the Board of Directors of the Company.

The Grassi & Co., CPA's, P.C. report on the Company's financial statements for the past two years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, Grassi & Co., CPA's, P.C. did modify its opinion due to going concern uncertainties.

During the two most recent years ended December 31, 2001 and 2000, and the subsequent interim period through September 9, 2002, there were no disagreements with Grassi & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPA's, P.C., would have caused Grassi & Co., CPA's, P.C. to make reference thereto in their report on the financial statements for such years.

During the two most recent years and the subsequent interim period through September 9, 2002, there were no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

During the two most recent years and the subsequent interim period through September 9, 2002, the Company nor anyone on its behalf, has consulted with Marcum & Kliegman, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1) (v) of Regulation S-K.

The Company has asked Grassi & Co. CPA's P.C. to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grassi & Co. CPA'S P.C. agrees with the above statements.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

The following are provided as Exhibits to this Form 8-K:

(c) Exhibits

Exhibit No               Document Description
----------               --------------------
16.1            Letter from Grassi & Co. CPA's P.C.  *

* to be filed by amendment.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EUROTECH, LTD.

September 13, 2002



                                             BY: /S/ DON V. HAHNFELDT
                                             ----------------------------------
                                                     DON V. HAHNFELDT
                                                     PRESIDENT AND CEO